Rule 497(e)
                                                             File No.811-3249
                                                                     33-82610


        Maxim Series Account of Great-West Life & Annuity Insurance Company

                                     Effective February 19, 1998



Insert on page 1 of the prospectus:

Beginning May 1, 1998, two Investment Divisions will no longer be available under the Contract for allocation of Contributions. The Maxim Total Return Investment Division and the American Century Balanced Investment Division (the "Eliminated Portfolios") will be closed to new contributions. At any time prior to May 1, 1998 Contract Owners may transfer their account balances from the Eliminated Portfolios to any of the remaining Investment Divisions without incurring any charges.

On May 1, 1998, any money remaining in the Eliminated Portfolios will automatically be transferred to the Maxim INVESCO Balanced Portfolio and no charges will be incurred. After May 1, 1998 Contract Owners can also transfer any money which was automatically transferred to the Maxim INVESCO Balanced Portfolio to any remaining Investment Division without incurring any charges.